SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[   ]    Preliminary Proxy Statement
[ X ]    Definitive Proxy Statement
[   ]    Definitive Additional Materials
[   ]    Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

                            Enterprise Bancorp, Inc.
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]     No fee required
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1)      Title of each class of securities to which transaction applies:
                 -------------------------------------------------

        (2)      Aggregate number of securities to which transaction applies:
                 -------------------------------------------------

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                 -------------------------------------------------

        (4)      Proposed maximum aggregate value of transaction:
                 -------------------------------------------------

        (5)      Total fee paid:
                 -------------------------------------------------

[  ]     Fee paid previously with preliminary materials: _________________

[  ]     Check box if any part of the fee is offset as  provided  by  Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

         (1)      Amount previously paid:
                  -------------------------------------------------

         (2)      Form, Schedule or Registration Statement No:
                  -------------------------------------------------

         (3)      Filing party:
                  -------------------------------------------------

         (4)      Date Filed:
                  -------------------------------------------------

                                     [Logo]

                            ENTERPRISE BANCORP, INC.

                              222 MERRIMACK STREET
                           LOWELL, MASSACHUSETTS 01852
                            TELEPHONE: (978) 459-9000




                                                               March 24, 2000


Dear Stockholder:

         You are cordially invited to attend the 2000 Annual Meeting of stockholders (the "Annual Meeting") of Enterprise Bancorp, Inc. (the "Company"), the parent holding company of Enterprise Bank and Trust Company, to be held on Tuesday, May 2, 2000, at 4:00 p.m. local time, at the American Textile Museum, 491 Dutton Street, Lowell, Massachusetts.

         The Annual Meeting has been called for the following purposes:

         1. To elect five Directors of the Company, each for a three-year term;

         2. To ratify the Board of Directors' appointment of KPMG LLP as the Company's independent auditors for the fiscal year ending December 31, 2000; and

         3. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

         The accompanying proxy statement of the Company provides information concerning the matters to be voted on at the Annual Meeting. Also enclosed is the Company's 1999 annual report to stockholders, which contains additional information and results for the year ended December 31, 1999, including the Company's Annual Report on Form 10-K as filed with the Securities and Exchange Commission.

         It is important that your shares be represented at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, you are requested to complete, date, sign and return the enclosed proxy card in the enclosed postage paid envelope.

         Thank you for returning your proxy. We appreciate your continuing support of the Company.

                                                  Sincerely,



                                                  /s/ George L. Duncan
                                                  George L. Duncan
                                                  Chairman of the Board
                                                  and Chief Executive Officer

                            ENTERPRISE BANCORP, INC.

                              222 MERRIMACK STREET
                           LOWELL, MASSACHUSETTS 01852
                            TELEPHONE: (978) 459-9000
                                 ---------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                       To Be Held on Tuesday, May 2, 2000

         NOTICE IS HEREBY GIVEN that the Annual Meeting of stockholders (the "Annual Meeting") of Enterprise Bancorp, Inc. (the "Company") will be held at the American Textile Museum, 491 Dutton Street, Lowell, Massachusetts at 4:00 p.m. local time on Tuesday, May 2, 2000 for the following purposes:

         1. To elect five Directors of the Company, each to serve for a three-year term (Proposal One);

         2. To ratify the Board of Directors' appointment of KPMG LLP as the Company's independent auditors for the fiscal year ending December 31, 2000 (Proposal Two); and

         3. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

         The Board of Directors has fixed the close of business on March 10, 2000 as the record date for determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. Only holders of the Company's common stock of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

         In the event there are not sufficient votes to approve any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company.

                                            By Order of the Board of Directors

                                            /s/ Arnold S. Lerner
                                            Arnold S. Lerner
                                            Clerk
Lowell, Massachusetts
March 24, 2000

EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING AND DESIRE TO WITHDRAW YOUR PROXY AND VOTE IN PERSON, YOU MAY DO SO.

                            ENTERPRISE BANCORP, INC.

                              222 MERRIMACK STREET
                           LOWELL, MASSACHUSETTS 01852
                            Telephone: (978) 459-9000

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                       To Be Held on Tuesday, May 2, 2000


General

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Enterprise Bancorp, Inc. (the "Company"), the parent holding company of Enterprise Bank and Trust Company (the "Bank"), for the 2000 Annual Meeting of stockholders of the Company (the "Annual Meeting"), to be held on Tuesday, May 2, 2000 at 4:00 p.m. local time, at the American Textile Museum, 491 Dutton Street, Lowell, Massachusetts and at any adjournments or postponements thereof. This Proxy Statement, the accompanying Notice of Annual Meeting and the accompanying proxy card are first being mailed to stockholders on or about March 24, 2000.

         The Annual Meeting has been called for the following purposes: (1) to elect five Directors of the Company, each to serve for a three-year term; (2) to ratify the appointment of KPMG LLP as the Company's independent auditors; and
(3) to transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

         The Company is a Massachusetts corporation and a registered bank holding company. All of the Company's material business activities are conducted through the Bank.

Record Date

         The Board of Directors has fixed the close of business on March 10, 2000 as the Record Date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. Only holders of record of the Company's common stock at the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. At the close of business on the Record Date, there were 3,231,268 shares of the Common Stock issued and outstanding and entitled to vote at the Annual Meeting and any adjournments or postponements thereof. As of such date there were approximately 603 holders of record of the Common Stock. The holders of each share of the Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held of record upon each matter properly submitted to the Annual Meeting or any adjournments or postponements thereof.

Proxies

         Holders of the Common Stock are requested to complete, date, sign and promptly return the accompanying proxy card in the enclosed envelope which requires no postage if mailed in the United States. If the enclosed form of proxy is properly executed and returned to the Company in time to be voted at the Annual Meeting, the shares represented thereby will, unless such proxy has previously been revoked, be voted in accordance with the instructions marked thereon. Properly executed proxies with no instructions indicated thereon will be voted (1) FOR the election of Gerald G. Bousquet, Kathleen M. Bradley, James
F. Conway, III, Nancy L. Donahue and Lucy A. Flynn, the five nominees of the Board of Directors, as Directors of the Company, (2) FOR the ratification of the Board of Directors' appointment of KPMG LLP as the Company's independent auditors for the fiscal year ending December 31, 2000, and (3) in such manner as management's proxy-holders shall decide on such other matters as may properly come before the Annual Meeting or any adjournments or postponements thereof.

         The presence of a stockholder at the Annual Meeting will not automatically revoke a stockholder's proxy. A stockholder may, however, revoke a proxy at any time prior to the voting thereof on any matter (without, however, affecting any vote taken prior to such revocation) by filing with the Clerk of the Company a written notice of revocation, or by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. All written notices of revocation and other communications with respect to revocation of proxies in connection with the Annual Meeting should be addressed as follows: Enterprise Bancorp, Inc., 222 Merrimack Street, Lowell, Massachusetts 01852, Attention: Arnold S. Lerner, Clerk.

         It is not anticipated that any matters other than those set forth in the foregoing proposals (1) and (2) contained in this Proxy Statement will be brought before the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons named as proxies will vote upon such matters in their discretion in accordance with their best judgment.

         In addition to use of the mails, proxies may be solicited personally or by telephone, fax or telegraph by officers, Directors and employees of the Company who will not be specially compensated for such solicitation activities. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for forwarding solicitation materials to the beneficial owners of shares held of record by such persons, and the Company will reimburse such persons for their reasonable out-of-pocket expenses incurred in that connection. The cost of soliciting proxies will be borne by the Company.

Quorum; Vote Required

         The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of the Common Stock is necessary to constitute a quorum at the Annual Meeting for the transaction of business. Abstentions and "broker non-votes" (as defined below) will be counted as present for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting. A quorum being present, the affirmative vote of a plurality of the votes cast at the Annual Meeting is required for the election of Directors of the Company (Proposal One). Neither abstentions nor broker non-votes will be counted as "votes cast" for purposes of electing Directors of the Company and, therefore, they will not affect the election of Directors of the Company. Approval of the proposal to ratify the appointment of independent auditors (Proposal Two) requires the affirmative vote of a majority of the shares present and voting, in person or by proxy, at the Annual Meeting. Neither abstentions nor broker non-votes will be included among the shares that are considered to be present and voting on this proposal and, therefore, they will have no effect on the voting for this proposal.

         A "broker non-vote" is a proxy from a broker or other nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote the shares which are the subject of the proxy on a particular matter with respect to which the broker or other nominee does not have discretionary voting power.

         The Directors and executive officers of the Company have indicated that they intend to vote all shares of the Common Stock which they are entitled to vote in favor of each of proposals (1) and (2) presented herein. On the Record Date, the Directors and executive officers of the Company in the aggregate had the right to vote 943,124 shares of the Common Stock representing approximately 29.19% of the outstanding shares of the Common Stock as of such date.

                                  PROPOSAL ONE
                         ELECTION OF CLASS OF DIRECTORS

         The Company's By-Laws provide that the number of Directors shall be set by a majority vote of the entire Board of Directors. The number of Directors for the Company has been accordingly set at 16. Under the Company's Articles of Organization and By-Laws, this number shall be divided into three classes, as nearly equal in number as possible, with the Directors in each class serving a term of three years and until their respective successors are duly elected and qualified, or until his or her earlier resignation, death or removal. As the term of one class expires, a successor class is elected at the annual meeting of stockholders for that year.

         At the Annual Meeting, there are five Directors to be elected to serve until the 2003 annual meeting of stockholders and until their respective successors are duly elected and qualified, or until his or her earlier resignation, death or removal. The Board of Directors has nominated each of Gerald G. Bousquet, Kathleen M. Bradley, James F. Conway, III, Nancy L. Donahue and Lucy A. Flynn, for election as a Director for a three-year term.

         Unless authority to do so has been withheld or limited in the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy for the election as a Director of each of the nominees named above. The Board of Directors believes that all of the nominees will stand for election and will serve as a Director if elected. However, if any person nominated by the Board of Directors fails to stand for election or is unable or refuses to accept election, the proxies will be voted for the election of such other person or persons as the Board of Directors may recommend.

Recommendation of Directors

         The Board of Directors recommends that the stockholders vote FOR the election of Gerald G. Bousquet, Kathleen M. Bradley, James F. Conway, III, Nancy
L. Donahue and Lucy A. Flynn, the five nominees proposed by the Board of Directors, as Directors of the Company to serve until the 2003 annual meeting of stockholders and until their successors are elected and qualified.

Information Regarding Directors and Nominees

         The following table sets forth certain information for each of the five nominees for election as Directors at the Annual Meeting and for those continuing Directors whose terms expire at the annual meetings of the Company's stockholders in 2001 and 2002. Each individual has been engaged in his or her principal occupation for at least five years, except as otherwise indicated.

                                    Nominees

                            (Term to Expire in 2003)

Name, Age and Principal Occupation                                                              Director Since (1)
----------------------------------                                                              ------------------
Gerald G. Bousquet, M.D. (66)                                                                          1988
 Physician; director and partner in
 several health care facilities

Kathleen M. Bradley (75)                                                                               1988
 Retired; former owner, Westford Sports Center, Inc.

James F. Conway, III (47)                                                                              1989
 Chairman, Chief Executive Officer and President
 Courier Corporation

Nancy L. Donahue (69)                                                                                  1988
 Chair of the Board of Trustees, Merrimack Repertory Theatre

                                      -3-

Name, Age and Principal Occupation                                                              Director Since (1)
----------------------------------                                                              ------------------
Lucy A. Flynn (46)                                                                                     1997
  From May 1996 to October 1999, Senior Vice President, Wang Global;
  prior thereto, Senior Vice President, Shawmut Bank, N.A.

                              Continuing Directors

                            (Term to Expire in 2001)

Name, Age and Principal Occupation                                                              Director Since (1)
----------------------------------                                                              ------------------
Walter L. Armstrong (63)                                                                               1989
 Executive Vice President of the Bank

George L. Duncan (59)                                                                                  1988
 Chairman and Chief Executive Officer of the Company since its inception;
 Chairman and Chief Executive Officer of the Bank

John P. Harrington (57)                                                                                1989
 Since December 1999, Energy Consultant for Tennessee Gas Pipeline Company;
 prior thereto, Senior Vice President, Colonial Gas Company

Charles P. Sarantos (74)                                                                               1991
 Chairman, C&I Electrical Supply Co., Inc.

Michael A. Spinelli (67)                                                                               1988
 Owner, Merrimac Travel and Action Six Travel Network;
 Assistant Clerk of the Company and the Bank

                            (Term to Expire in 2002)

Name, Age and Principal Occupation                                                              Director Since (1)
----------------------------------                                                             ------------------
Kenneth S. Ansin (35)                                                                                  1994
 President and Chief Executive Officer, Ansewn Shoe Company;
 Business Development Officer of the Bank

Eric W. Hanson (56)                                                                                    1991
 Chairman and President, D.J. Reardon Company, Inc.

Arnold S. Lerner (70)                                                                                  1988
 Partner in several radio stations;
 Director, Courier Corporation;
 Vice Chairman and Clerk of the Company and the Bank

Richard W. Main (52)                                                                                   1989
 President of the Company since its inception;
 President, Chief Operating Officer and
 Chief Lending Officer of the Bank

John R. Clementi (50)                                                                                  1998
 President, Plastican, Inc.

                                      -4-

Name, Age and Principal Occupation                                                              Director Since (1)
----------------------------------                                                             ------------------
Carole A. Cowan (57)                                                                                   1999
 President, Middlesex Community College

------------------------------

(1)      All of the Directors are also  Directors of the Bank.  The years listed in the foregoing  tables are the respective  years in which each named  individual first became a Director of the Company and/or the Bank.

Meetings of Board of Directors and Committees

         There were three meetings of the Company's (i.e., Enterprise Bancorp, Inc.) Board of Directors during the calendar year ended December 31, 1999. During such period, each Director attended more than 75% in the aggregate of the total number of meetings of the Board of Directors and of each of the committees of the Board of Directors on which he or she served.

         The Company's Board of Directors maintains three standing committees, an executive committee, an audit committee and a compensation committee. The executive committee, composed of Messrs. Duncan and Lerner, together with two additional members chosen to serve on a three-month rotating basis, is authorized to manage and transact the business of the Company. The executive committee met one time in 1999. The audit committee, composed of Ms. Bradley, Ms. Cowan and Messrs. Hanson, Harrington and Spinelli, recommends to the Board of Directors the appointment of an independent certified public accounting firm to serve as independent auditors to the Company, oversees and reviews all internal audit examinations and reports, and reviews all audit reports of the Company prepared by the Company's independent auditors and all reports of examination of the Company prepared by regulatory authorities. The audit committee met three times in 1999. The compensation committee, composed of Messrs. Conway, Hanson and Lerner, is responsible for overseeing the administration of the equity compensation programs of the Company. The compensation committee met one time in 1999.

         The Bank's (i.e., Enterprise Bank and Trust Company) Board of Directors, which met ten times during the year ended December 31, 1999, has an executive committee, audit committee, compensation/personnel committee, investment and asset/liability committee, marketing committee, banking technology committee, trust committee, overdue loan review committee, business development committee, leasing/branch committee, construction lending committee and ECOA (Equal Credit Opportunity Act) committee.

         Executive Committee. The executive committee is authorized to manage and transact the business of the Bank. In addition, loans over certain amounts must be pre-approved by at least two members of the executive committee. Messrs. Duncan (chair of the committee) and Lerner serve as permanent members of the executive committee, while two members are chosen to serve on a three-month rotating basis from among the remaining members of the Board of Directors. The committee held ten meetings in 1999.

         Audit Committee. The audit committee oversees and reviews all internal audit examinations and reports and reviews all reports of examination of the Bank prepared by bank regulatory authorities. The current members of the committee are Ms. Bradley, Ms. Cowan and Messrs. Hanson, Harrington and Spinelli (chair of the committee). The committee held three meetings in 1999.

         Compensation/Personnel Committee. The compensation/personnel committee is responsible for overseeing the administration of the employee benefit and compensation programs of the Bank. Messrs. Conway (chair of the committee), Hanson and Lerner serve on the committee. The committee held nine meetings in 1999.

         Investment and Asset/Liability Committee. The investment and asset/liability committee is authorized to develop and refine the strategic investment and asset/liability portfolio and asset/liability objectives of the Bank to ensure that the Bank maintains a portfolio consistent with sound investment and banking practices. Messrs. Conway, Duncan, Lerner (chair of the committee) and Main serve on the committee. Two additional members are chosen to serve on a three-month rotating basis from among the remaining members of the Bank's Board of Directors. The committee held ten meetings in 1999.

         Marketing Committee. The marketing committee reviews the Bank's marketing activities. The current members of the committee are Ms. Donahue
(chair of the committee), Ms. Flynn and Messrs. Ansin, Armstrong, Duncan, Harrington, Lerner and Main. The committee held two meetings in 1999.

         Banking Technology Committee. The banking technology committee is responsible for overseeing the administration of the Bank's data processing function. The current members of the committee are Ms. Cowan and Messrs. Ansin, Bousquet and Sarantos (chair of the committee). The committee held four meetings in 1999.

         Trust Committee. The trust committee is responsible for overseeing trust activities including administering trust policy and reviewing trust accounts. Messrs. Conway, Duncan, Lerner (chair of the committee) and Main serve on the committee. The committee held eleven meetings in 1999.

         Overdue Loan Review Committee. The overdue loan review committee reviews and assesses all loan delinquencies. The current members of the committee are Mesdames Bradley, Donahue and Flynn and Messrs. Armstrong, Bousquet (chair of the committee), Harrington and Sarantos. The committee held four meetings in 1999.

         Business Development Committee. The business development committee reviews and monitors business development activities. Ms. Bradley, Ms. Donahue and Messrs. Ansin, Armstrong, Duncan, Hanson (chair of the committee) and Main serve on the committee. The committee met four times in 1999.

         Leasing/Branch Committee. The leasing/branch committee is responsible for reviewing facilities leases, facilities expansion and new branch opportunities. Messrs. Conway (chair of the committee) and Harrington and Ms. Bradley serve on the committee. The committee met two times in 1999.

         Construction Lending Committee. The construction lending committee reviews the Bank's construction lending activities. The current members of the committee are Messrs. Ansin, Harrington (chair of the committee), Main and Sarantos and Ms. Cowan. The committee met one time in 1999.

         ECOA Committee. The ECOA committee is responsible for reviewing, enhancing and developing policies and procedures intended to prevent possible discriminatory lending practices. Mr. Ansin and Ms. Donahue (chair of the committee) serve on the committee, which did not meet in 1999.

Information Regarding Executive Officers and Other Significant Employees

         Set forth below is certain information regarding the executive officers and other significant employees of the Company (including the Bank), other than those executive officers who are also Directors of the Company and for whom such information has been provided above. Each individual named below has held his or her position for at least five years, except as otherwise indicated.


Name                                 Age             Position
----                                 ---             --------
John P. Clancy, Jr.                  42              Treasurer of the Company since its inception; since January
                                                     1, 2000, Executive Vice President, Chief Financial Officer,
                                                     Treasurer and Chief Investment Officer of the Bank; prior
                                                     thereto, Senior Vice President, Chief Financial Officer,
                                                     Treasurer and (since December 1996) Chief Investment Officer of the Bank

Robert R. Gilman                     54              Executive Vice President, Administration, and Commercial
                                                     Lender of the Bank since December 1996; prior thereto, Senior
                                                     Vice President, Administration, and Commercial Lender of the
                                                     Bank

Stephen J. Irish                     45              Executive Vice President and Chief Information and Chief
                                                     Operations Officer of the Bank since January 1, 2000; prior thereto, Senior Vice President and Chief Information and
                                                     Chief Operations Officer of the Bank

Executive Compensation

         Summary Compensation Table. The following table sets forth the compensation paid by the Company (through the Bank) for services rendered in all capacities during the year ended December 31, 1999, to the chief executive officer and each of the four most highly compensated executive officers of the Bank (the "Named Executive Officers"). The Company does not employ any persons, other than through the Bank.


                                       Summary Compensation Table
                                                                             Long-Term
                                                                           Compensation
                                                       Annual                 Awards
                                                    Compensation           ------------
                                                    ------------            Securities
                                                 Salary       Bonus         Underlying           All Other
Name and Principal Position           Year       ($)(1)        ($)          Options(#)      Compensation (2)(3)
---------------------------           ----      --------     ---------      ----------      -------------------
George L. Duncan                      1999      $156,250      $164,157          --              $182,066
Chairman and Chief Executive          1998      $159,255      $124,489         16,000           $104,581
Officer of the                        1997      $156,250      $ 66,984         11,000           $104,448
Company and the Bank

Richard W. Main                       1999      $124,345      $131,140          --              $ 80,644
President of the Company and          1998      $126,736      $ 99,098          8,000           $  6,401
President, Chief Operating            1997      $124,345      $ 53,308          5,500           $  6,042
Officer and Chief Lending
Officer of the Bank

Walter L. Armstrong                   1999      $176,500        - 0 -           --              $  7,904
Executive Vice President,             1998      $173,632        - 0 -           4,000           $  5,833
Business Development, of the Bank     1997      $139,627        - 0 -           3,000           $  5,795

John P. Clancy, Jr.                   1999      $120,000      $ 31,272          --              $  8,664
Treasurer of the Company and          1998      $116,224      $ 30,985          3,500           $  5,709
Executive Vice President, Chief       1997      $107,830      $ 21,954          3,000           $  5,357
Financial Officer, Treasurer
and Chief Investment Officer of
the Bank

Stephen J. Irish                      1999      $110,708      $ 28,851          --               $ 8,553
Executive Vice President, Chief       1998      $112,837      $ 30,082          3,500            $ 5,400
Operations Officer and Chief          1997      $ 96,268      $ 19,186          3,000            $ 5,050
Information Officer of the Bank
-----------------

(1)      Salary  paid in 1998  represents  53  weeks  of  compensation  as  compared  to 52 weeks of compensation for 1999 and 1997.

(2)      Reflects the Bank's matching  contribution on behalf of each Named Executive Officer to the
         Bank's existing 401(k) plan.

(3)      Includes,  for Mr. Duncan in each of 1997-1999  and for Mr. Main in 1999,  the dollar value attributable to the portion of the annual premium  related to term insurance  coverage paid by the Bank under  split-dollar  life  insurance  policies  (which  equaled $8,959 in 1999,
         $5,000 in 1998 and $5,610 in 1997 for Mr.  Duncan and $2,425 in 1999 for Mr.  Main) and the
         additional dollar value of the benefit to each of Messrs.  Duncan and Main of the remaining portion of the annual premium (unrelated to term insurance coverage) paid by the Bank under such  split-dollar life insurance  policies  projected on an actuarial basis (which equaled
         $163,007 in 1999,  $91,081 in 1998 and  $90,981 in 1997 for Mr.  Duncan and $68,169 in 1999
         for Mr.  Main).  The premiums  paid by the Bank over the life of the policies will be fully recovered by the Bank.

Director Compensation

         The Company pays no separate compensation to the Directors for their service as members of the Company's Board of Directors. The Bank pays $200 to Directors for Board of Directors meetings, $200 to Directors for executive committee meetings, $150 to Directors for all other committee meetings, a $350 monthly retainer to all Directors and a $100 monthly retainer to executive committee members. The Bank also pays a $100 monthly retainer to the vice-chairman of the Board of Directors, a $200 monthly retainer to the Clerk of the Bank and $200 to the chairpersons of the investment and asset/liability, trust, banking technology, ECOA, compensation/personnel, overdue loan review, audit and marketing committees for each meeting attended. Directors who are also full-time salaried officers of the Bank are not paid for attending Board of Directors or committee meetings.

         In 1999, all Directors had the right to elect (by December 31, 1998) to receive options to purchase shares of Common Stock in lieu of receiving their $350 monthly cash retainer fee. Each Director who elected this option was granted an option to purchase 1,160 shares of Common Stock at an exercise price of $12.50 per share on January 1, 1999. These options became fully vested on January 1, 2000 and are exercisable for a period of six years thereafter. For the year 2000, Directors had the right to elect (by December 31, 1999) to receive shares of Common Stock in lieu of receiving either $4,200 (the amount equal to the Directors' base retainer for one year) or $8,400 (which additional amount can be earned by Directors through the additional meeting, committee and other retainer fees described above) in cash fees. Each Director who elected this option was granted an award of either 366 shares of Common Stock, if the Director elected to forego $4,200 in cash fees, or 733 shares of Common Stock, if the Director elected to forego $8,400 in cash fees. The shares are not considered earned, and are not issued to a Director, until the Director has actually earned the cash fees in lieu of which the shares are to be issued. If a Director who has elected to receive shares of Common Stock in lieu of cash fees in 2000 were to cease serving as a member of the Board of Directors for any reason prior to his or her having earned the fees in lieu of which shares are to be issued, the Director would receive a cash amount (and no shares) equal to the fees earned through the date on which he or she ceases to serve as a Director. The Company believes that giving Directors the option to receive stock in lieu of cash fees further aligns Directors' interests with those of the Company's shareholders.

Employment Agreements

         The Bank has entered into employment agreements with each of Messrs. Duncan and Main.

         The term of Mr. Duncan's agreement is a "rolling" three years until and unless terminated based on the occurrence of any of the following events: (i) 36 months after notice is given by the Bank to Mr. Duncan that it no longer desires to extend the agreement; (ii) the death of Mr. Duncan; (iii) the termination of Mr. Duncan by the Bank for cause; (iv) 60 days after notice is given by Mr. Duncan to the Bank at any time after the occurrence of a Business Combination as defined in the Bank's Articles of Organization; and (v) 60 days after notice is given by Mr. Duncan to the Bank following the Board of Directors' failure to re-elect Mr. Duncan as the chief executive officer of the Bank.

         Mr. Duncan receives a minimum annual base salary under the agreement of $203,900 (effective as of January 1, 2000), which is subject to annual review by the Compensation Committee and Board of Directors. In addition to his base salary, Mr. Duncan is entitled to participate in all other benefit plans and otherwise receive all other fringe benefits that the Bank from time to time makes available to its officers.

         Following the occurrence of any Business Combination, Mr. Duncan has the option, upon 60 days advance written notice to the Bank, to terminate the agreement, in which event the Bank is obligated to pay Mr. Duncan 2.99 times his previous highest annual earnings under the agreement. If Mr. Duncan exercises the option to terminate under such circumstances, he is relieved of the non-competition restrictions that would otherwise apply upon his termination of the agreement.

         If the Board of Directors fails to re-elect Mr. Duncan chief executive officer at any time during the period of the agreement, then Mr. Duncan has the options, upon 60 days advance written notice to the Bank to: (i) remain as a full-time employee; (ii) terminate the agreement; or (iii) serve the Bank as a consultant in lieu of serving in another capacity. In the event Mr. Duncan elects to terminate the agreement because he is no longer the chief executive officer, he shall receive compensation from the Bank for two years. The compensation shall equal the highest annual earnings paid to Mr. Duncan during any year of the agreement. During the two-year period he is receiving payments under the agreement and in consideration of the compensation to be paid to him, Mr. Duncan is prohibited from competing with the Bank. In the event Mr. Duncan elects to serve as a consultant to the Bank, he would be required to devote approximately one-half of his time to the business and affairs of the Bank and would receive as compensation a salary equal to one-half of the highest annual earnings paid to him during the period in which he served the Bank in the capacity of chief executive officer.

         If Mr. Duncan becomes disabled during the term of the agreement, then the Bank may elect to stop paying Mr. Duncan his regular annual earnings and, upon notice, pay Mr. Duncan during the period of his disability an amount equal to 75% of the highest annual earnings paid to him during the term of the agreement less any amounts payable to him under the Bank's group disability plan. If Mr. Duncan dies while the agreement is in effect, then the Bank will continue to provide health insurance coverage under its group plan to Mr. Duncan's spouse and children in accordance with certain conditions specified in the agreement.

         Under the terms of the agreement, Mr. Duncan is prohibited from competing with the Bank during the two-year period from the date on which the agreement is terminated for any reason, except as described above in the event of Mr. Duncan's termination of the agreement following a Business Combination. During each year of the two-year non-compete period, Mr. Duncan would be entitled to receive salary payments at least equal to 70% of the highest annual earnings paid to him during any year of the term of the agreement.

         The terms of Mr. Main's employment agreement are substantially equivalent to those of Mr. Duncan's employment agreement, except that (i) the term of Mr. Main's agreement is for a "rolling" two years; (ii) Mr. Main's minimum annual base salary is $161,600 (effective as of January 1, 2000); (iii) the office which the agreement contemplates will be held by Mr. Main is the office of president; and (iv) Mr. Main's potential termination payment following a Business Combination is two times his previous highest annual earnings under the agreement.

Option Grants in Last Fiscal Year

         The Company did not grant options to any employees, including any of the Named Executive Officers, during the year ended December 31, 1999.

Aggregated  Option  Exercises  in Last  Fiscal Year and Fiscal  Year-End  Option
Values

         The following table shows each exercise of stock options by the Named Executive Officers during the year ended December 31, 1999 and the unexercised stock options held by such persons as of such date:

                                                                           Number of Securities
                                                                                 Underlying         Value of Unexercised
                                                                            Unexercised Options     In-the-Money Options
                                                                           at Fiscal Year-End (#)  at Fiscal Year-End ($)
                             Shares Acquired on                                 Exercisable/            Exercisable/
Name                             Exercise (#)        Value Realized ($)        Unexercisable         Unexercisable (1)
----                         -------------------     ------------------        -------------         -----------------
George L. Duncan                    8,300                  $50,547             60,050/20,250         $288,683/$25,795

Richard W. Main                     - 0 -                   ---                34,175/10,125         $169,076/$12,898

Walter L. Armstrong                 - 0 -                   ---                26,550/5,250          $141,153/$7,035

John P. Clancy, Jr.                   900                  $ 5,481             12,725/4,875           $59,501/$7,035

Stephen J. Irish                    2,730                  $16,816             10,895/4,875           $48,594/$7,035
--------------------

(1)      The dollar values shown are based upon the  difference  between  $11.46,  which is the price that the
         Board of Directors  has  determined  equaled the fair market value of the Common Stock as of December
         31, 1999, and the per share exercise price of the options.  There is no active trading market for the
         Common Stock. The Board of Directors receives annual advice from outside financial advisers regarding the fair market value of the Common Stock in connection with the Company's  equity  compensation  and dividend  reinvestment  plans. The Board of Directors'  determination of the fair market value of the
         Common Stock as of December 31, 1999 was based upon an  application  by management as of such date of the valuation methodology previously provided by such outside financial advisers.

Compensation Committee Report on Executive Compensation

Introduction

         The compensation committee of the Company's Board of Directors ("the Committee") is comprised entirely of non-employee, independent members of the Board of Directors. It is the responsibility of the Committee to review the performance and set the compensation of the Company's chief executive officer, and to review and approve all compensation arrangements for the Company's remaining executive officers, including annual cash compensation (base salary plus annual incentive bonus), equity compensation (stock options) and other benefits, where applicable. All actions by the Committee are reported to, and considered for ratification by, the full Board of Directors.

         During 1999, the Board of Directors did not modify or reject any proposed action or recommendation presented by the Committee.

Key Principles

         The Committee has adopted the following principles to use for guidance in setting executive compensation:

         Pay Competitively

          o The Committee maintains a philosophy that total annual cash compensation should be competitive relative to that found in other commercial banks of comparable asset size and performance. The Committee believes that this is necessary to attract, motivate and retain highly qualified executives, who in turn are essential to the Company's achieving the financial goals set by the Board of Directors and sustaining long-term value for shareholders.

          o Consistent with this philosophy, the Committee obtains information regarding compensation levels in the Company's industry through various sources, including compensation surveys conducted by banking industry associations and independent compensation consultants.

          o The Committee generally attempts to set total attainable cash compensation at or above the midpoint range of peer compensation (subject to individual and Company financial performance).

         Tie incentive compensation to Company financial performance

          o The Committee supports a "pay for performance" philosophy, which is intended to enhance long-term shareholder value. Total incentive compensation paid to the Company's executives in 1999, as in the prior year, was calculated using incentive models, which reward executives for the Company's attaining various predetermined financial performance goals. In 1999, the Company exceeded its earnings target and all executive officers received annual incentive bonuses in excess of their target bonus amounts. Through the use of incentive models, the compensation structure for employees in management positions includes a significant "risk/reward" component.

         Grant Stock Options

          o The Committee aligns the interests of the Company's executives with the long-term interests of stockholders through the granting of stock options at fair market value. Stock options were last granted in December 1998. No stock options were granted in 1999

         In summary, executive compensation is composed of base salary, annual incentive cash bonuses and long-term equity compensation in the form of stock options.

1999 Market Surveys and Executive Compensation Program

         Executive Officers

         A review of the Company's executive compensation was completed by an independent compensation consultant in November 1999. In reviewing the 1999 compensation programs (including base salary, incentive cash bonus and periodic stock option grants), the compensation consultant reviewed compensation data for a peer group of commercial banks ranging in size from $250 million to $500 million in assets. Specific bank officers were "matched" as closely as possible with officers from the peer group with similar functional responsibilities. The compensation consultant concluded that annual total compensation levels of the Company's executive officers, excluding its chief executive officer, were comparable to those of the peer group.

         Chief Executive Officer

         The November 1999 compensation study described above included data on chief executive officer compensation. The study indicated that Mr. Duncan's total compensation for 1999 was comparable to total compensation paid to chief executive officers of the peer group.

         Mr. Duncan's 1999 total compensation is comprised of base salary, annual incentive cash bonus and a supplemental retirement benefit. Mr. Duncan's base salary, which was increased on January 1, 2000, had not been adjusted since 1992, and remains significantly lower than the peer group mid-point. Mr. Duncan's incentive cash bonus in 1999, which was higher than the peer group mid-point, was based solely upon the Company's attaining predetermined financial targets. Through the use of a lower than peer base salary and a higher than peer incentive bonus, which is paid only if the Company attains predetermined financial performance goals, Mr. Duncan's compensation structure includes a significant "risk/reward" component.

Closing

         The Committee believes that the Executive Compensation Program for 1999 successfully tied executive compensation to the Company's financial performance. This report has been submitted by the Compensation Committee of the Company's Board of Directors:

                                  James F. Conway III, Chairperson
                                  Eric W. Hanson
                                  Arnold S. Lerner

Comparative Performance Graph

         Under applicable rules of the Securities and Exchange Commission (the "SEC"), the Company is required to present a chart comparing the cumulative total return (which assumes the reinvestment of all dividends) on the Common Stock with the cumulative total return of (i) a broad based equity market index and (ii) a published industry index or peer group. The following graph shows the changes over the five-year period ended on December 31, 1999 in the value of $100 invested in (i) the Common Stock, (ii) the Standard & Poors 500 Index and
(iii) a peer group of seven New England-based commercial banks in which each bank has total consolidated assets of between $250 million and $1.0 billion. The compilation of the peer group and the calculation of the cumulative total return of an investment in the peer group was produced for the Company by an outside financial advisory firm using bank holding companies whose common stock is publicly traded. The issuers included in this peer group are as follows: Bar Harbor Bankshares; Boston Private Financial Holdings, Inc.; Century Bancorp, Inc.; Granite State Bankshares, Inc.; Merchants Bancshares, Inc.; NMBT CORP; and Slade's Ferry Bancorp.

         There is no active trading market for the Common Stock. The increase in the value of the Common Stock over the five-year period shown on the following graph is based on the actual prices known to the Company at which shares of the Common Stock were traded as of the most recent date prior to December 31 of each of the years shown. For purposes of the graph, the reinvestment of dividends paid since the inception of the Company's dividend reinvestment plan is based on the valuation under the plan in connection with such dividends; for dividends paid prior to inception of the plan, the reinvestment is based on the actual prices known to the Company at which shares of the Common Stock were traded as of the most recent date prior to the payment of such dividends.

                               [Graphic Omitted]

       Bar Graph showing the Comparison of 5-Year Cumulative Total Return between Enterprise Bancorp, S&P 500 and NE Peers

Transactions with Certain Related Persons

         The Bank leases its headquarters from First Holding Trust. Mr. Duncan is a trustee of First Holding Trust and is a general partner of Old City Hall Limited Partnership which is, in turn, the beneficiary of First Holding Trust. Messrs. Main, Armstrong, Gilman and Clancy are limited partners of Old City Hall Limited Partnership. Mr. Duncan has a 17% ownership interest, and Messrs. Main, Armstrong, Gilman and Clancy each have a 5% ownership interest, in Old City Hall Limited Partnership. Under the terms of the Bank's lease with First Holding Trust, the Bank paid $177,561 in rent, parking fees, taxes and maintenance for the year ended December 31, 1999.

         The Bank also leases space from Merrimack Realty Trust. Messrs. Duncan, Main, Lerner, Bousquet, Armstrong and Gilman are general partners of Merrimack Street Associates, which is the beneficiary of Merrimack Realty Trust. Mr. Duncan has a 23% ownership interest, Messrs. Main, Lerner and Bousquet each have a 5% ownership interest and Messrs. Armstrong and Gilman each have a 3% ownership interest, in Merrimack Street Associates. Under the terms of the Bank's lease with Merrimack Realty Trust, the Bank paid $188,900 in rent, parking fees, taxes and maintenance for the year ended December 31, 1999.

         Certain Directors and executive officers of the Company are also customers of the Bank and have entered into loan transactions with the Bank in the ordinary course of business. In addition, certain Directors are also directors, officers or stockholders of corporations, non-profit entities or members of partnerships which are customers of the Bank and which enter into loan and other transactions with the Bank in the ordinary course of business. Such loan transactions with Directors and executive officers of the Bank and with such corporations and partnerships are on such terms, including interest rates, repayment terms and collateral, as those prevailing at the time for comparable transactions with persons who are not affiliated with the Bank and do not involve more than a normal risk of collectibility or present other features unfavorable to the Bank.

          SECURITIES OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

         The following table sets forth stock ownership information with respect to Directors, Named Executive Officers, all Directors and executive officers as a group and all other persons known to the Company who are the beneficial owners of more than 5% of the Common Stock. All such information is as of March 10, 2000. This information includes the total number of shares of the Common Stock known by the Company to be beneficially owned by each such person and group and the percentage of the Common Stock each such person and group beneficially owns. All shares are owned of record and beneficially, and each person and group identified has sole voting and investment power with respect to such shares, except as otherwise noted.

                                                 Shares of Common Stock              Percent of Total
Directors                                       Beneficially Owned (1)(2)               Common Stock
---------                                       -------------------------               ------------
Kenneth S. Ansin                                          23,682                             *

Walter L. Armstrong                                       83,044                            2.57%

Gerald G. Bousquet                                        15,160                             *

Kathleen M. Bradley                                       15,160                             *

John R. Clementi                                           1,261                             *

James F. Conway, III                                       1,345                             *

Carole A. Cowan                                              100                             *

Nancy L. Donahue                                          11,160                             *

George L. Duncan (3)                                     190,743                            5.90%
710 Andover Street
Lowell, MA  01852

Lucy A. Flynn (4)                                          2,150                             *

Eric W. Hanson (5)                                       191,860                            5.94%
Three Boardwalk
Chelmsford, MA  01824

John P. Harrington                                         1,563                             *

Arnold S. Lerner (6)                                     266,994                            8.26%
155 Pine Hill Road
Hollis, NH  03049

Richard W. Main (7)                                      111,050                            3.44%

Charles P. Sarantos (8)                                   21,626                             *

Michael A. Spinelli                                      124,945                            3.87%

Other Named Executive Officers
------------------------------

John P. Clancy, Jr. (9)                                   20,060                             *

Stephen J. Irish                                          13,726                             *

All Directors and Executive Officers                   1,111,229                           34.39%
as a Group (19 Persons)

Other 5% Stockholders
---------------------

Ronald M. Ansin                                          316,566                            9.80%
132 Littleton Road
Harvard, MA  01451
---------------------

*        Named individual beneficially owns less than 1% of total Common Stock.

                                             -15-

(1)      The information as to the Common Stock  beneficially  owned has been furnished by each such  stockholder.  All persons have sole voting and investment power over the shares, unless otherwise indicated.

(2)      Includes  shares  subject to options  exercisable  within  sixty days as follows:  Mr.
         Ansin,  1,360; Mr. Armstrong,  26,550;  Mr. Bousquet,  1,160; Ms. Bradley,  1,160; Mr.
         Clementi,  1,160; Mr. Conway,  1,160;  Ms. Donahue,  1,160;  Mr. Duncan,  60,050;  Mr.
         Hanson,  1,160; Mr.  Harrington,  1,160;  Mr. Lerner,  1,160;  Mr. Main,  34,175;  Mr.
         Sarantos,  1,160; Mr. Spinelli,  1,160; Mr. Clancy,  12,725;  Mr. Gilman,  10,750; Mr.
         Irish, 10,895; and all directors and executive officers as a group, 167,105.

(3)      Includes  5,000  shares  owned by Mr.  Duncan's  wife and  5,075  shares  owned by Mr.
         Duncan's adult children.

(4)      Includes 2,000 shares owned by Ms. Flynn's husband.

(5)      Includes 4,000 shares owned by Mr. Hanson's adult daughter.

(6)      Includes  101,463  shares owned by Mr.  Lerner's  wife and 30,440  shares owned by Mr.
         Lerner's adult children as to which Mr. Lerner disclaims beneficial ownership.

(7)      Includes  56,200  shares owned  jointly with Mr. Main's wife and 3,212 shares owned by
         Mr. Main's children, with respect to which Mr. Main is the custodian.

(8)      Includes  8,266 shares owned  jointly with Mr.  Sarantos'  wife and 2,000 shares owned jointly by Mr. Sarantos' wife and daughter.

(9)      Includes  2,435 shares owned by Mr.  Clancy's  children and 4,900 shares owned jointly with Mr. Clancy's wife.

                                  PROPOSAL TWO
               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         The Board of Directors has appointed KPMG LLP to serve as independent auditors of the Company for the fiscal year ending December 31, 2000.

         The Company is not required to submit the ratification and approval of the Board of Directors' appointment of independent auditors to a vote of stockholders. In the event a majority of the votes cast are against the appointment of KPMG LLP, the Board of Directors may consider the vote and the reasons therefor in future decisions on its appointment of independent auditors.

         Representatives of KPMG LLP are expected to attend the annual meeting at which time they will have an opportunity to make a statement if they wish to do so and will be available to answer any appropriate questions from stockholders.

Recommendation of Directors

         The Board of Directors recommends that the stockholders vote FOR the ratification of the Board of Directors' appointment of KPMG LLP as independent auditors of the Company for the fiscal year ending December 31, 2000.

                              STOCKHOLDER PROPOSALS

         Under applicable rules of the SEC, proposals of stockholders of the Company intended to be presented at the Company's 2001 annual meeting of stockholders must be received by the Company no later than November 24, 2000 to be included in the Company's proxy statement and form of proxy relating to that meeting. If the 2001 annual meeting of stockholders is advanced or delayed by more than 30 days from the date of the Annual Meeting, the date by which stockholder proposals to be presented at the 2001 meeting must be received by the Company to be included in the Company's proxy statement and form of proxy relating to that meeting will change from the date indicated in the preceding sentence. If this occurs, the Company will inform stockholders of such change by including a notice to such effect in its earliest possible quarterly report on Form 10-Q as filed by the Company with the SEC.

         In addition to the foregoing SEC rules, pursuant to the Company's articles of organization and by-laws, any stockholder wishing to have any Director nomination or stockholder proposal considered at the Annual Meeting (although not otherwise included in this Proxy Statement) must provide written notice of such nomination or proposal to the Clerk of the Company in accordance with the requirements of the articles of organization and by-laws of the Company at its principal executive offices by no later than April 3, 2000.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires that the Company's Directors and executive officers and any other persons who own more than 10% of the outstanding shares of the Common Stock file with the SEC initial reports of ownership and subsequent reports of changes of ownership with respect to their beneficial ownership of the Common Stock. Such persons are required by SEC regulations to furnish the Company with copies of all such Section 16(a) reports that they may be required to file. To the Company's knowledge, based solely on information furnished to the Company for the year ended December 31, 1999, all such persons have complied with the applicable Section 16(a) reporting requirements for such year.


                                  OTHER MATTERS

         Shares represented by proxies in the enclosed form will be voted as stockholders direct. Properly executed proxies that contain no directions to the contrary will be voted in favor of (1) the election of the five nominees to serve as Directors of the Company and (2) the ratification of the appointment of independent auditors. At the time of preparation of this Proxy Statement, the Board of Directors knows of no other matters to be presented for action at the Annual Meeting. As stated in the accompanying proxy card, if any other business should properly come before the Annual Meeting, the proxies named therein have discretionary authority to vote the shares according to their best judgment.


                           ANNUAL REPORT ON FORM 10-K

         The Company's Annual Report on Form 10-K (without exhibits) is included with the Company's Annual Report to Stockholders, and is being furnished to shareholders of record together with this Proxy Statement. Requests for additional copies may be directed to: Enterprise Bancorp, Inc., 222 Merrimack Street, Lowell, Massachusetts 01852, Attention: Arnold S. Lerner, Clerk.

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY WITHDRAW ANY PROXY GIVEN BY YOU AND VOTE YOUR SHARES IN PERSON.

March 24, 2000

                            ENTERPRISE BANCORP, INC.
                                      PROXY

This proxy is solicited on behalf of the Board of Directors of Enterprise Bancorp, Inc. The Board of Directors recommends a vote FOR Proposals 1 and 2. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned. If no direction is given, this proxy, if otherwise properly executed, will be voted FOR Proposals 1 and 2.

Name: _________________________________________________________________________

No. of Shares Represented by Proxy: _____  [X]  Please mark your votes this way.

The undersigned, a stockholder of Enterprise Bancorp, Inc. (the "Company"), revoking all prior proxies, hereby appoint(s) Richard W. Main and Arnold S. Lerner, and each of them with full power of substitution, the attorneys, agents and proxies of the undersigned to represent and vote all shares of stock of the Company which the undersigned would be entitled to vote if personally present at the Annual Meeting of stockholders of the Company and any adjournments or postponements thereof, to be held at the American Textile Museum, 491 Dutton Street, Lowell, Massachusetts, on Tuesday, May 2, 2000, at 4:00 P.M. as specified herein as to each of the proposals 1 and 2 below:

Proposal 1:  Election of Directors         For All Nominees   Withheld from All
                                                              Nominees
Gerald G. Bousquet, Kathleen M. Bradley,      [   ]              [   ]
James F. Conway, III, Nancy L. Donahue
 and Lucy A. Flynn

[  ]     FOR ALL NOMINEES except as noted below (write name(s) of nominee(s)
         in the space provided below):

-------------------------------------------------------------------------------

                                                         For   Against  Abstain
Proposal 2: Ratification of appointment of KPMG LLP     [   ]   [   ]    [   ]
            as the Company's independent auditors for the fiscal year ending December 31, 2000

By execution and delivery of this proxy, the undersigned acknowledge(s) and agree(s) that the proxies named herein are authorized to vote, in their discretion and in accordance with their best judgment, upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

                 I plan to attend the Meeting                 [   ]
                 Mark here for address change                 [   ]
                 Please note address change to the right


Signature________________ Date ______    Signature_________________ Date ______

Please date and sign exactly as name appears herein and return in the enclosed envelope. When shares are held by joint owners, both should sign. Executors, administrators, trustees and others signing in a representative capacity should give their full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.